Filed pursuant to Rule 433
Dated July 15, 2026

Relating to
Preliminary Pricing Supplement No. 17,345 dated July 15, 2026 to
Registration Statement No. 333-293641
Global Medium-Term Notes, Series I
Floating Rate Senior Notes Due 2029
Fixed/Floating Rate Senior Notes Due 2029
Fixed/Floating Rate Senior Notes Due 2032
Fixed/Floating Rate Senior Notes Due 2037

Floating Rate Senior Notes Due 2029

Issuer:	Morgan Stanley
Principal Amount:	$500,000,000
Maturity Date:	July 12, 2029
Trade Date:	July 15, 2026
Original Issue Date (Settlement):	July 17, 2026 (T+2)
Interest Accrual Date:	July 17, 2026
Issue Price (Price to Public):	100.000%
Agents’ Commission:	0.250%
All-in Price:	99.750%
Net Proceeds to Issuer:	$498,750,000
Base Rate:
Compounded SOFR (calculated by reference to the SOFR Index in accordance with the specific formula described in the above-referenced preliminary pricing supplement). As further described in the above-referenced preliminary pricing supplement, interest on the Floating Rate Senior Notes Due 2029 will accrue based on a backward-shifted observation period.

Spread (Plus or Minus):	Plus 0.850% (to be added to the accrued interest factor for an Interest Payment Period)
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the above-referenced preliminary pricing supplement, the amount of interest accrued and payable on the Floating Rate Senior Notes Due 2029 for each Interest Payment Period will be equal to the outstanding principal amount of the Floating Rate Senior Notes Due 2029 multiplied by the product of: (a) the sum of the accrued interest factor described in the above-referenced preliminary pricing supplement plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Determination Dates:	The second U.S. Government Securities Business Day prior to each Interest Payment Date
Interest Payment Periods:
Quarterly.
Interest on the Floating Rate Senior Notes Due 2029 will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Original Issue Date. Interest will accrue to but excluding the next Interest Payment Date or, if the Issuer elects to redeem Floating Rate Senior Notes Due 2029, the redemption date for such Floating Rate Senior Notes Due 2029

Observation Period:
In respect of an Interest Payment Period, the period from and including two U.S. Government Securities Business Days preceding the first date of the Interest Payment Period to but excluding two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Payment Period (or, in the final Interest Payment Period, preceding the Maturity Date or, in the case of the redemption of Floating Rate Notes Due 2029, preceding the redemption date); provided that the first Observation Period shall be from and including two

U.S. Government Securities Business Days preceding the Original Issue Date to but excluding two U.S. Government Securities Business Days preceding the first Interest Payment Date
Interest Payment Dates:
Each January 12, April 12, July 12 and October 12, commencing October 12, 2026 to and including the Maturity Date or, if the Issuer elects to redeem Floating Rate Senior Notes Due 2029, the redemption date for such Floating Rate Senior Notes Due 2029. If any scheduled Interest Payment Date is not a business day, the Issuer will pay interest on the next business day, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date. If the scheduled Maturity Date or redemption date is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date.

Day Count Convention:	Actual/360
Optional Redemption:
The Issuer may, at its option, redeem Floating Rate Senior Notes Due 2029, (i) in whole but not in part, on July 12, 2028 or (ii) in whole at any time or in part from time to time, on or after June 12, 2029, on at least 3 business days’ but not more than 60 calendar days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Floating Rate Senior Notes Due 2029 to but excluding the redemption date. For the avoidance of doubt, if Floating Rate Senior Notes Due 2029 are redeemed in part, the determination of accrued and unpaid interest on such Floating Rate Senior Notes Due 2029 (determined using a final Interest Payment Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Floating Rate Senior Notes Due 2029 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Floating Rate Senior Notes Due 2029 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.

Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	61748U AZ5
ISIN:	US61748UAZ57
Issuer Ratings*:	A1 (Moody’s) / A- (Standard & Poor’s) / A+ (Fitch) / A+ (R&I) / AA (low) (DBRS) (Stable / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Floating Rate Senior Notes Due 2029.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Floating Rate Senior Notes Due 2029 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.

Fixed/Floating Rate Senior Notes Due 2029

Issuer:	Morgan Stanley
Principal Amount:	$2,500,000,000
Maturity Date:	July 12, 2029
Trade Date:	July 15, 2026
Original Issue Date (Settlement):	July 17, 2026 (T+2)
Interest Accrual Date:	July 17, 2026
Issue Price (Price to Public):	100.000%
Agents’ Commission:	0.250%
All-in Price:	99.750%

Net Proceeds to Issuer:	$2,493,750,000
Fixed Rate Period:	From and including the Original Issue Date to but excluding July 12, 2028
Floating Rate Period:	From and including July 12, 2028 to but excluding the Maturity Date
Interest Rate:	During the Fixed Rate Period, 4.868% per annum; during the Floating Rate Period, as described in the specific formula described in the above-referenced preliminary pricing supplement
Base Rate:
Compounded SOFR (calculated by reference to the SOFR Index in accordance with the specific formula described in the above-referenced preliminary pricing supplement). As further described in the above-referenced preliminary pricing supplement, during the Floating Rate Period, interest on the Fixed/Floating Rate Notes Due 2029 will accrue based on a backward-shifted observation period.

Spread (Plus or Minus):	Plus 0.847% (to be added to the accrued interest factor for an Interest Payment Period)
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the above-referenced preliminary pricing supplement, during the Floating Rate Period, the amount of interest accrued and payable on the Fixed/Floating Rate Senior Notes Due 2029 for each Interest Payment Period will be equal to the outstanding principal amount of the Fixed/Floating Rate Senior Notes Due 2029 multiplied by the product of: (a) the sum of the accrued interest factor described in the above-referenced preliminary pricing supplement plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Determination Dates:	With respect to the October 12, 2028 Interest Payment Date and each Interest Payment Date thereafter, the second U.S. Government Securities Business Day prior to such Interest Payment Date
Interest Payment Periods:
During the Fixed Rate Period, semiannually; during the Floating Rate Period, quarterly.
Interest on the Fixed/Floating Rate Senior Notes Due 2029 will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Original Issue Date. Interest will accrue to but excluding the next Interest Payment Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2029, the redemption date for such Fixed/Floating Rate Senior Notes Due 2029

Observation Period:
In respect of an Interest Payment Period during the Floating Rate Period, the period from and including two U.S. Government Securities Business Days preceding the first date of the Interest Payment Period to but excluding two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Payment Period (or, in the final Interest Payment Period, preceding the Maturity Date or, in the case of the redemption of Fixed/Floating Rate Notes Due 2029, preceding the redemption date)

Interest Payment Dates:
With respect to the Fixed Rate Period, each January 12 and July 12, commencing January 12, 2027 to and including July 12, 2028; with respect to the Floating Rate Period, each January 12, April 12, July 12 and October 12, commencing October 12, 2028 to and including the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2029, the redemption date for such Fixed/Floating Rate Senior Notes Due 2029. If any scheduled Interest Payment Date is not a business day, the Issuer will pay interest on the next business day, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date. If the scheduled Maturity Date or redemption date is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date.

Day Count Convention:	During the Fixed Rate Period, 30/360; during the Floating Rate Period, Actual/360
Optional Redemption:
Optional Make-Whole Redemption, on or after January 19, 2027 and prior to July 12, 2028, in whole at any time or in part from time to time, on at least 3 business days’ but not more than 60 calendar days’ prior notice, as described in the below-referenced Prospectus under the heading “Description of Debt Securities—Redemption and Repurchase of Debt Securities—Optional Make-whole Redemption of Debt Securities,” provided that (A) the make-whole redemption price shall be equal to the greater of: (i) 100% of the principal amount of such Fixed/Floating Rate Senior Notes Due 2029 to be redeemed and (ii) the sum of (a) the present value of the payment of principal on such Fixed/Floating Rate Senior Notes Due 2029 to be redeemed and

(b) the present values of the scheduled payments of interest on such Fixed/Floating Rate Senior Notes Due 2029 to be redeemed that would have been payable from the date of redemption to July 12, 2028 (not including any portion of such payments of interest accrued to the date of redemption), each discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 15 basis points, as calculated by the premium calculation agent; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date and (B) “comparable treasury issue” means the U.S. Treasury security selected by the premium calculation agent as having a maturity comparable to the remaining term of the Fixed/Floating Rate Senior Notes Due 2029 to be redeemed as if the Fixed/Floating Rate Senior Notes Due 2029 matured on July 12, 2028 (“remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.
In addition, the Issuer may, at its option, redeem Fixed/Floating Rate Senior Notes Due 2029, (i) in whole but not in part, on July 12, 2028 or (ii) in whole at any time or in part from time to time, on or after June 12, 2029, on at least 3 business days’ but not more than 60 calendar days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2029 to but excluding the redemption date. For the avoidance of doubt, if Fixed/Floating Rate Senior Notes Due 2029 are redeemed in part, the determination of accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2029 (determined using a final Interest Payment Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Fixed/Floating Rate Senior Notes Due 2029 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Fixed/Floating Rate Senior Notes Due 2029 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.

Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	61748U AY8
ISIN:	US61748UAY82
Issuer Ratings*:	A1 (Moody’s) / A- (Standard & Poor’s) / A+ (Fitch) / A+ (R&I) / AA (low) (DBRS) (Stable / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Fixed/Floating Rate Senior Notes Due 2029.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Fixed/Floating Rate Senior Notes Due 2029 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.

Fixed/Floating Rate Senior Notes Due 2032

Issuer:	Morgan Stanley
Principal Amount:	$3,000,000,000
Maturity Date:	July 14, 2032
Trade Date:	July 15, 2026
Original Issue Date (Settlement):	July 17, 2026 (T+2)
Interest Accrual Date:	July 17, 2026
Issue Price (Price to Public):	100.000%

Agents’ Commission:	0.350%
All-in Price:	99.650%
Net Proceeds to Issuer:	$2,989,500,000
Fixed Rate Period:	From and including the Original Issue Date to but excluding July 14, 2031
Floating Rate Period:	From and including July 14, 2031 to but excluding the Maturity Date
Interest Rate:	During the Fixed Rate Period, 5.170% per annum; during the Floating Rate Period, as described in the specific formula described in the above-referenced preliminary pricing supplement
Base Rate:
Compounded SOFR (calculated by reference to the SOFR Index in accordance with the specific formula described in the above-referenced preliminary pricing supplement). As further described in the above-referenced preliminary pricing supplement, during the Floating Rate Period, interest on the Fixed/Floating Rate Notes Due 2032 will accrue based on a backward-shifted observation period.

Spread (Plus or Minus):	Plus 1.158% (to be added to the accrued interest factor for an Interest Payment Period)
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the above-referenced preliminary pricing supplement, during the Floating Rate Period, the amount of interest accrued and payable on the Fixed/Floating Rate Senior Notes Due 2032 for each Interest Payment Period will be equal to the outstanding principal amount of the Fixed/Floating Rate Senior Notes Due 2032 multiplied by the product of: (a) the sum of the accrued interest factor described in the above-referenced preliminary pricing supplement plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Determination Dates:	With respect to the October 14, 2031 Interest Payment Date and each Interest Payment Date thereafter, the second U.S. Government Securities Business Day prior to such Interest Payment Date
Interest Payment Periods:
During the Fixed Rate Period, semiannually; during the Floating Rate Period, quarterly.
Interest on the Fixed/Floating Rate Senior Notes Due 2032 will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Original Issue Date. Interest will accrue to but excluding the next Interest Payment Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, the redemption date for such Fixed/Floating Rate Senior Notes Due 2032

Observation Period:
In respect of an Interest Payment Period during the Floating Rate Period, the period from and including two U.S. Government Securities Business Days preceding the first date of the Interest Payment Period to but excluding two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Payment Period (or, in the final Interest Payment Period, preceding the Maturity Date or, in the case of the redemption of Fixed/Floating Rate Notes Due 2032, preceding the redemption date)

Interest Payment Dates:
With respect to the Fixed Rate Period, each January 14 and July 14, commencing January 14, 2027 to and including July 14, 2031; with respect to the Floating Rate Period, each January 14, April 14, July 14 and October 14, commencing October 14, 2031 to and including the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, the redemption date for such Fixed/Floating Rate Senior Notes Due 2032. If any scheduled Interest Payment Date is not a business day, the Issuer will pay interest on the next business day, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date. If the scheduled Maturity Date or redemption date is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date.

Day Count Convention:	During the Fixed Rate Period, 30/360; during the Floating Rate Period, Actual/360
Optional Redemption:
Optional Make-Whole Redemption, on or after January 19, 2027 and prior to July 14, 2031, in whole at any time or in part from time to time, on at least 3 business days’ but not more than 60 calendar days’ prior notice, as described in the below-referenced Prospectus under the heading “Description of Debt Securities—Redemption and Repurchase of Debt Securities—Optional Make-whole Redemption of Debt Securities,” provided that (A) the make-whole redemption price shall be equal to the greater of: (i) 100% of the principal amount of such Fixed/Floating

Rate Senior Notes Due 2032 to be redeemed and (ii) the sum of (a) the present value of the payment of principal on such Fixed/Floating Rate Senior Notes Due 2032 to be redeemed and (b) the present values of the scheduled payments of interest on such Fixed/Floating Rate Senior Notes Due 2032 to be redeemed that would have been payable from the date of redemption to July 14, 2031 (not including any portion of such payments of interest accrued to the date of redemption), each discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 15 basis points, as calculated by the premium calculation agent; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date and (B) “comparable treasury issue” means the U.S. Treasury security selected by the premium calculation agent as having a maturity comparable to the remaining term of the Fixed/Floating Rate Senior Notes Due 2032 to be redeemed as if the Fixed/Floating Rate Senior Notes Due 2032 matured on July 14, 2031 (“remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.
In addition, the Issuer may, at its option, redeem Fixed/Floating Rate Senior Notes Due 2032, (i) in whole but not in part, on July 14, 2031 or (ii) in whole at any time or in part from time to time, on or after June 14, 2032, on at least 3 business days’ but not more than 60 calendar days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2032 to but excluding the redemption date. For the avoidance of doubt, if Fixed/Floating Rate Senior Notes Due 2032 are redeemed in part, the determination of accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2032 (determined using a final Interest Payment Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Fixed/Floating Rate Senior Notes Due 2032 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Fixed/Floating Rate Senior Notes Due 2032 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.

Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	61748U BA9
ISIN:	US61748UBA97
Issuer Ratings*:	A1 (Moody’s) / A- (Standard & Poor’s) / A+ (Fitch) / A+ (R&I) / AA (low) (DBRS) (Stable / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Fixed/Floating Rate Senior Notes Due 2032.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Fixed/Floating Rate Senior Notes Due 2032 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.

Fixed/Floating Rate Senior Notes Due 2037

Issuer:	Morgan Stanley
Principal Amount:	$3,000,000,000
Maturity Date:	July 17, 2037
Trade Date:	July 15, 2026
Original Issue Date (Settlement):	July 17, 2026 (T+2)
Interest Accrual Date:	July 17, 2026

Issue Price (Price to Public):	100.000%
Agents’ Commission:	0.450%
All-in Price:	99.550%
Net Proceeds to Issuer:	$2,986,500,000
Fixed Rate Period:	From and including the Original Issue Date to but excluding July 17, 2036
Floating Rate Period:	From and including July 17, 2036 to but excluding the Maturity Date
Interest Rate:	During the Fixed Rate Period, 5.605% per annum; during the Floating Rate Period, as described in the specific formula described in the above-referenced preliminary pricing supplement
Base Rate:
Compounded SOFR (calculated by reference to the SOFR Index in accordance with the specific formula described in the above-referenced preliminary pricing supplement). As further described in the above-referenced preliminary pricing supplement, during the Floating Rate Period, interest on the Fixed/Floating Rate Notes Due 2037 will accrue based on a backward-shifted observation period.

Spread (Plus or Minus):	Plus 1.429% (to be added to the accrued interest factor for an Interest Payment Period)
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the above-referenced preliminary pricing supplement, during the Floating Rate Period, the amount of interest accrued and payable on the Fixed/Floating Rate Senior Notes Due 2037 for each Interest Payment Period will be equal to the outstanding principal amount of the Fixed/Floating Rate Senior Notes Due 2037 multiplied by the product of: (a) the sum of the accrued interest factor described in the above-referenced preliminary pricing supplement plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Determination Dates:	With respect to the October 17, 2036 Interest Payment Date and each Interest Payment Date thereafter, the second U.S. Government Securities Business Day prior to such Interest Payment Date
Interest Payment Periods:
During the Fixed Rate Period, semiannually; during the Floating Rate Period, quarterly.
Interest on the Fixed/Floating Rate Senior Notes Due 2037 will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Original Issue Date. Interest will accrue to but excluding the next Interest Payment Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2037, the redemption date for such Fixed/Floating Rate Senior Notes Due 2037

Observation Period:
In respect of an Interest Payment Period during the Floating Rate Period, the period from and including two U.S. Government Securities Business Days preceding the first date of the Interest Payment Period to but excluding two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Payment Period (or, in the final Interest Payment Period, preceding the Maturity Date or, in the case of the redemption of Fixed/Floating Rate Notes Due 2037, preceding the redemption date)

Interest Payment Dates:
With respect to the Fixed Rate Period, each January 17 and July 17, commencing January 17, 2027 to and including July 17, 2036; with respect to the Floating Rate Period, each January 17, April 17, July 17 and October 17, commencing October 17, 2036 to and including the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2037, the redemption date for such Fixed/Floating Rate Senior Notes Due 2037. If any scheduled Interest Payment Date is not a business day, the Issuer will pay interest on the next business day, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date. If the scheduled Maturity Date or redemption date is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date.

Day Count Convention:	During the Fixed Rate Period, 30/360; during the Floating Rate Period, Actual/360
Optional Redemption:
Optional Make-Whole Redemption, on or after January 19, 2027 and prior to July 17, 2036, in whole at any time or in part from time to time, on at least 3 business days’ but not more than 60 calendar days’ prior notice, as described in the below-referenced Prospectus under the heading “Description of Debt Securities—Redemption and Repurchase of Debt Securities—Optional

Make-whole Redemption of Debt Securities,” provided that (A) the make-whole redemption price shall be equal to the greater of: (i) 100% of the principal amount of such Fixed/Floating Rate Senior Notes Due 2037 to be redeemed and (ii) the sum of (a) the present value of the payment of principal on such Fixed/Floating Rate Senior Notes Due 2037 to be redeemed and (b) the present values of the scheduled payments of interest on such Fixed/Floating Rate Senior Notes Due 2037 to be redeemed that would have been payable from the date of redemption to July 17, 2036 (not including any portion of such payments of interest accrued to the date of redemption), each discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 20 basis points, as calculated by the premium calculation agent; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date and (B) “comparable treasury issue” means the U.S. Treasury security selected by the premium calculation agent as having a maturity comparable to the remaining term of the Fixed/Floating Rate Senior Notes Due 2037 to be redeemed as if the Fixed/Floating Rate Senior Notes Due 2037 matured on July 17, 2036 (“remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.
In addition, the Issuer may, at its option, redeem Fixed/Floating Rate Senior Notes Due 2037, (i) in whole but not in part, on July 17, 2036 or (ii) in whole at any time or in part from time to time, on or after April 17, 2037, on at least 3 business days’ but not more than 60 calendar days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2037 to but excluding the redemption date. For the avoidance of doubt, if Fixed/Floating Rate Senior Notes Due 2037 are redeemed in part, the determination of accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2037 (determined using a final Interest Payment Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Fixed/Floating Rate Senior Notes Due 2037 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Fixed/Floating Rate Senior Notes Due 2037 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.

Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	61748U BB7
ISIN:	US61748UBB70
Issuer Ratings*:	A1 (Moody’s) / A- (Standard & Poor’s) / A+ (Fitch) / A+ (R&I) / AA (low) (DBRS) (Stable / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Fixed/Floating Rate Senior Notes Due 2037.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Fixed/Floating Rate Senior Notes Due 2037 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offerings to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and these offerings. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offerings will arrange to send you the prospectus if you request it by calling toll free 1-866-718-1649.
Preliminary Pricing Supplement No. 17,345 dated July 15, 2026
Prospectus Supplement dated April 8, 2026
Prospectus dated April 8, 2026

No EEA PRIIPs KID – No PRIIPs key information document (KID) has been prepared as the notes are not available to retail investors in the EEA.

No UK PRIIPs KID – No PRIIPs key information document (KID) has been prepared as the notes are not available to retail investors in the United Kingdom.